UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 23, 2007
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-26934	77-0277772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	Results of Operations and Financial Condition

The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 23, 2007, Hyperion Solutions Corporation issued a press release announcing its financial results for its fiscal second quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this current report.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release of Hyperion Solutions Corporation dated January 23, 2007, furnished in accordance with Item 2.02 of this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

HYPERION SOLUTIONS CORPORATION

Date: January 23, 2007	By:	/s/ Robin Washington
Robin Washington
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release of Hyperion Solutions Corporation dated January 23, 2007, furnished in accordance with Item 2.02 of this current report on Form 8-K.

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